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                                                                    EXHIBIT 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 333-30903, 333-51463, 333-51467, 333-51469 and 333-51499.


                                        Arthur Andersen LLP



Tampa, Florida,
   May 27, 1998